UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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ENVISION HEALTHCARE CORPORATION

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Frequently Asked Questions

06/10/2018

General Message:

Envision Healthcare has entered into a definitive agreement to be acquired by KKR. The EVHC Board and leadership team thoroughly evaluated a full range of alternatives and believe that the agreement with KKR delivers on our commitment to continued success and maximizing shareholder value. Leadership from both organizations is committed to continuing our delivery of high-quality care and service to our patients and customers through our physician services, ambulatory surgical services and post-acute care offerings.

In the last two quarters, Envision Healthcare has delivered solid results and our new partners are confident we will continue to make excellent progress.

The current Envision Leadership team will remain in place following the close of the transaction, and despite media speculation, there are no planned changes to our operational structure.

1.	Why did the board decide to go private?

The Envision Board of Directors firmly believes the new partnership will help Envision to realize its aspiration to be the most trusted strategic partner for providers, health systems, communities and payors while delivering high-quality care for the patients we serve.

With the support of KKR, Envision will continue to grow and create innovative solutions for the healthcare delivery system. In addition, KKR supports Envision’s efforts to be the voice of the physician/patient relationship.

2.	What are the details of the transaction?

KKR will acquire all of the outstanding shares of Envision’s common stock for $46.00 per share in cash, representing a 32% premium to Envision’s volume-weighted average share price (VWAP) from November 1, 2017, the day immediately following the Company’s first announcement that it was reviewing strategic alternatives.

3.	When will the transaction close?

During the next few months, we will be working to obtain the necessary regulatory approval, obtain shareholder approval and satisfy the other closing conditions. The transaction is targeted to close in the fourth quarter of 2018.

4.	Is there a separate buyer for AMSURG?

There was significant media speculation throughout the course of the review of strategic alternatives. Today’s announcement is about KKR and Envision and a partnership to grow the Envision business.

KKR is excited to own both businesses and looks forward to supporting the management teams within each segment in their efforts to expand their positions and accelerate their growth trajectory moving forward.

5.	What is KKR?

KKR is a global investment firm founded in 1976. KKR’s approach is simple: KKR is a long-term investor who partners with leading companies and management teams to build and grow great businesses. KKR makes investments through funds that include its own capital as well as external capital from public pension funds (among others) that fund the benefits and retirements of people who work for states and local communities across the country.

KKR is a world leader in private equity, having raised 23 funds with approximately $102.9 billion of capital commitments through December 31, 2017, and has invested in over 320 companies with a total transaction value in excess of $560 billion during the same period.

KKR & Co. L.P. is publicly traded on the NYSE (NYSE: KKR).

6.	What is KKR’s healthcare experience?

KKR has a long record of supporting healthcare companies, having invested over $12 billion in the sector. KKR has experience with many healthcare provider organizations, including Global Medical Response, PetVet Care Centers and Heartland Dental. KKR was also formerly invested in HCA. Additionally, KKR acquired AMR in March 2018.

7.	What does going private mean?

It means that the shares held by public shareholders will be acquired for cash and the company will be owned by a private group and no longer be traded publicly.

8.	What is the process for gaining shareholder approval?

The company will send proxy materials to shareholders and solicit votes in favor of the transaction. A majority of the company’s outstanding shares will need to vote in favor of the transaction for it to be approved.

9.	Will there be changes to the management team of the organization?

The current leadership team will remain in place before and after the close of the transaction. Until closing, Envision will continue to operate as a separate, independent entity.

10.	Do you anticipate any regulatory concerns?

We believe we will obtain all necessary regulatory approvals for the transaction.

11.	What will happen to my EVHC stock?

Assuming the transaction is approved, any EVHC stock you own will be converted into the right to receive the agreed price in the merger, and your investment account will reflect that amount following the close of the transaction. In the next few weeks, participants in Envision’s Long-Term Incentive (LTI) plan will be provided details separately on how any unvested equity awards will be treated in the transaction.

12.	What does this mean for business unit operations?

Despite the speculation you may have seen in the media, there are no immediate plans for changing the operational structure of any of our business lines based on this announcement. As noted above, until closing, Envision will operate as a separate, independent entity.

13.	What does this mean for EVPS operations?

Our decision to pursue a different ownership approach and capital structure will not affect our priorities, or the need to commit ourselves to excellence every single day. However, we will continue to focus on our ongoing integration and operational improvement initiatives.

14.	What does this mean for Evolution Health operations?

There are no changes to the Evolution Health operations based on this announcement. The Evolution Health team continues to provide high quality, patient-focused homecare and infusion services to our patients across the country.

15.	What does this mean for EVHC Enterprise functions?

There are no changes to Envision Healthcare enterprise functions based on this announcement. We continue to support our clinical and operational teams.

16.	What impact will it have on my job?

There will be no impact on roles or reporting structure because of today’s announcement. Any changes identified after closing will be communicated in advance. We encourage everyone to remain focused on the valuable work you do every day for our patients, healthcare partners and the many communities we serve.

17.	What will happen to my compensation and benefits/vacation days?

There are no current changes to your benefits or compensation based on today’s announcement.

18.	What will happen to current contracts with clients and vendors?

Clients and suppliers will not experience any impact to their relationships with us. We are committed to communicating in an open and timely manner throughout this process with all stakeholders – internal and external.

19.	What should we say to the media about the transaction?

Please do not discuss the transaction with the media or investors. Media inquiries should be forwarded to Kim Warth at kim.warth@evhc.net, and any investor inquiries should be forwarded to Bob Kneeley at bob.kneeley@evhc.net.

20.	When should we expect to learn more?

We are committed to communicating with you often as the transaction process moves forward and we have more information to share. If you have questions, please email them to Envisionquestions@evhc.net.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A and accompanying definitive WHITE proxy card (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.evhc.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, as amended by the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements

Certain statements and information in this communication may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995.

Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction, the Company’s financial and operating objectives, plans and strategies, industry trends, and all statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this communication are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports and other documents that the Company files with the SEC; (ii) risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) the failure to obtain Company stockholder approval of the transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the transaction; (iv) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and businesses generally; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; (vi) the ability to meet expectations regarding the timing and completion of the transaction; (vii) general economic, market, or business conditions; (viii) the impact of legislative or regulatory changes, such as changes to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010; (ix) changes in governmental reimbursement programs; (x) decreases in revenue and profit margin under fee-for-service contracts due to changes in volume, payor mix and reimbursement rates; (xi) the loss of existing contracts; and (xii) other circumstances beyond the Company’s control.

Meeting Guide and Talking Points

Key Themes and Supporting Messages:

An Agreement with a Strong Partner

•	Envision Healthcare has entered into a definitive agreement to be acquired by KKR.

•	The Envision board and leadership team thoroughly evaluated several alternatives and believe that the agreement with KKR delivers on our commitment to maximize shareholder value and aligns with the strategy we have in place.

•	KKR will acquire all of the outstanding shares of Envision’s common stock for $46.00 per share in cash, representing a 32% premium to Envision’s volume-weighted average share price (VWAP) from November 1, 2017, the day immediately following the Company’s first announcement that it was reviewing strategic alternatives.

•	The Envision Board has unanimously approved the terms of the definitive merger agreement and recommended that Envision shareholders approve the transaction.

•	KKR is a premier global investment firm with deep healthcare experience, which includes multiple health care provider organizations. KKR has a long record of supporting health care companies, having invested over $12 billion in the sector.

•	During the next few months, we will be working to obtain the necessary regulatory approval, obtain shareholder approval and satisfy the other closing conditions.

•	The transaction is expected to close in the fourth quarter of 2018.

Continuity

•	Leadership from both organizations (KKR and Envision) are committed to continuing to deliver high-quality care and service to our patients and customers through our physician services, ambulatory surgical services and post-acute care offerings.

•	One of the most significant advantages of this new relationship is continuity with our strategic plan.

•	Chris Holden will remain as the CEO, and we expect the current Envision senior leadership team to remain in place before and after the close of the transaction.

•	Despite the speculation you may have seen in the media, today’s announcement is about KKR and Envision and a partnership to grow the Envision business. KKR is excited to own both of Envision’s businesses and looks forward to supporting the management teams within each segment accelerate the growth trajectory of their business moving forward.

•	There are no changes to the Evolution Health operations based on this announcement. The Evolution Health team continues to provide high quality, patient-focused home care and infusion services across the country.

•	There are no changes to Envision Healthcare enterprise functions based on this announcement. We continue to support our clinical and operational teams.

•	Our decision to pursue a different ownership approach and capital structure does not affect our priorities, or the need to commit ourselves to excellence every single day.

•	We are well-positioned to continue building a differentiated brand.

Momentum

•	This agreement comes after significant progress against our integration and operational improvement initiatives. This agreement is another positive step in our journey and will only help us continue the momentum.

•	Our leadership on exposing systemic issues in health care through our “patients first” initiative, and the positive voice we project for physicians and patients, is gaining more visibility and momentum every day.

•	Change remains a constant in health care, and we must embrace it and use it to our advantage.

•	We are committed to providing more information as soon as it is available.

Employee Communications/Questions:

•	We have developed FAQs and they can be found on the portal or by clicking on the link in Chris’ email message.

•	We will send the FAQs following this meeting.

•	If you have any questions, you can email them to envisionquestions@evhc.net.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A and accompanying definitive WHITE proxy card (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.evhc.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, as amended by the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements

Certain statements and information in this communication may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction, the Company’s financial and operating objectives, plans and strategies, industry trends, and all statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this communication are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports and other documents that the Company files with the SEC; (ii) risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) the failure to obtain Company stockholder approval of the transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the transaction; (iv) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and businesses generally; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; (vi) the ability to meet expectations regarding the timing and completion of the transaction; (vii) general economic, market, or business conditions; (viii) the impact of legislative or regulatory changes, such as changes to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010; (ix) changes in governmental reimbursement programs; (x) decreases in revenue and profit margin under fee-for-service contracts due to changes in volume, payor mix and reimbursement rates; (xi) the loss of existing contracts; and (xii) other circumstances beyond the Company’s control.

Final Script_AMSURG Employee Video_ Philip Clendenin

Hi

I’m Phillip Clendenin, President of AMSURG

I realize there has been uncertainty during the past several months.

However—with the Board’s decision now public, each of us can put 100% of our focus on what we do best…working with our partners to improve, adapt, and grow.

I want to be clear, this has been our mission and will continue to be our guiding principle to navigate the constantly changing healthcare environment.

I want to thank you for weathering the uncertainty, while helping us maintain our position as a leader in the ASC industry.

The quality of care our patients receive across the country is evidenced by our quality report cards and consistently high patient experience scores.

This week we kick-off our twenty—nineteen strategic planning process with a focus on the next 5 years. We will build upon the efforts to improve patient recall for GI procedures, work with our partners to migrate more procedures into the ASC setting and use information and technology to support these and many other innovative efforts.

This new chapter with K-K-R is just another step in our journey.

We’ve transitioned from partnering in ASCs, to health system joint ventures, to partnerships in physician practices.

I look forward to providing updates as this transition progresses.

I appreciate all that you do to in supporting our partners and centers in providing exceptional care for our patients.

Have a Great Day.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A and accompanying definitive WHITE proxy card (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED

WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.evhc.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, as amended by the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements

Certain statements and information in this communication may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction, the Company’s financial and operating objectives, plans and strategies, industry trends, and all statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this communication are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports and other documents that the Company files with the SEC; (ii) risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) the failure to obtain Company stockholder approval of the transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the transaction; (iv) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and businesses generally; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; (vi) the ability to meet expectations regarding the timing and completion of the transaction; (vii) general economic, market, or business conditions; (viii) the impact of legislative or regulatory changes, such as changes to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010; (ix) changes in governmental reimbursement programs; (x) decreases in revenue and profit margin under fee-for-service contracts due to changes in volume, payor mix and reimbursement rates; (xi) the loss of existing contracts; and (xii) other circumstances beyond the Company’s control.

Envision Healthcare Employee_Video Script_ Chris Holden

Hello everyone, I’m Chris Holden, CEO of Envision Healthcare.

I’m here today to share important news about the company.

In November 2017, we initiated a strategic review process to evaluate options to increase shareholder value and align with our strategic vision.

During the process, the Envision Board of Directors, our leadership team, and our advisors, thoroughly assessed the alternatives.

Today, I am pleased to announce we have executed an agreement with K- K- R to acquire Envision Healthcare.

K-K-R is a premier global investment firm —-with deep healthcare experience.

I am very excited about this next phase in our journey. I believe that — with KKR as our partner --we will be well positioned to continue to build our differentiated brand.

During the next few months, we will be focused on the necessary shareholder and regulatory approvals. We anticipate this process will take several months.

One of the most significant advantages of this new relationship is continuity with our strategic plan.

Our leadership--and the voice we project for physicians and patients is gaining momentum and support each and every day.

I will continue as the CEO —working with this management team— to support our clinicians and partners -in the delivery of high quality care.

We look forward to the partnership with KKR. Together, we can fulfill our potential—as a business, as a strong voice for clinicians and partners, and as a leading force for positive change in the healthcare system.

As always, it is my privilege to represent and lead this talented team.

Thank you for making a difference in the lives of others.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the U.S.

Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A and accompanying definitive WHITE proxy card (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.evhc.net.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, as amended by the Company’s Annual Report on Form 10-K/A filed with the SEC on April 30, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction.

Forward-Looking Statements

Certain statements and information in this communication may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the proposed transaction, the Company’s financial and operating objectives, plans and strategies, industry trends, and all statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this communication are made as of the date hereof, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports and other documents that the Company files with the SEC; (ii) risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) the failure to obtain Company stockholder approval of the transaction or required regulatory approvals or the failure to satisfy any of the other conditions to the completion of the transaction; (iv) the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, partners and others with whom it does business, or on its operating results and businesses generally; (v) risks associated with the disruption of management’s attention from ongoing business operations due to the transaction; (vi) the ability to meet expectations regarding the timing and completion of the transaction; (vii) general economic, market, or business conditions; (viii) the impact of legislative or regulatory changes, such as changes to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010; (ix) changes in governmental reimbursement programs; (x) decreases in revenue and profit margin under fee-for-service contracts due to changes in volume, payor mix and reimbursement rates; (xi) the loss of existing contracts; and (xii) other circumstances beyond the Company’s control.